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                                  EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-8 for the registration of shares issued in accordance with the 2003 Stock Option Plan, of our report dated April 2, 2003, on our audit of the consolidated financial statements of NeoMedia Technologies, Inc. as of December 31, 2002 and for the year then ended.



/S/ STONEFIELD JOSEPHSON, INC.

Certified Public Accountants
Irvine, California
October 15, 2003


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